UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2005

AMB Financial Corporation
(Exact name of registrant as specified in its charter)

Federal	0-23182	35-1905382
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 8230 Hohman Avenue, Munster, IN 46321

Registrant’s telephone number, including area code: (219) 836-5870

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2005, AMB Financial Corporation announced the resignation of its Chief Financial Officer Dan Poludniak and the appointment of his successor, Scott Gyure, effective January 1, 2006. The press release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMB FINANCIAL CORPORATION

Date: December 30, 2005	By:	/s/ Clement B. Knapp Jr.
Clement B. Knapp Jr.
President and Chief Executive Officer

EXHIBIT 99.1

Press Release